Exhibit 10.1

EXECUTION COPY
AMENDMENT NO. 2
Dated as of August 27, 2013
to
REVOLVING CREDIT AGREEMENT
Dated as of September 14, 2011
THIS AMENDMENT NO. 2 (“Amendment”) is made as of August 27, 2013 (the “Amendment Effective Date”) by and among ConAgra Foods, Inc., as Company (the “Company”), the “Banks” listed on the signature pages hereof and party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Revolving Credit Agreement, dated as of September 14, 2011, by and among the Company, the financial institutions parties thereto as “Banks” (the “Banks”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the Banks and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Company, the Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks party hereto and the Administrative Agent hereby agree as follows.
1.    Amendment to the Credit Agreement. Effective as of the Amendment Effective Date, but subject to the satisfaction of the condition precedent set forth in Section 2 below, Section 2.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.18.    Extension of Termination Date. The Company may request an extension (subject to each Bank’s right to deny any such requested extension) of the Termination Date in effect at any time by submitting a request for an extension substantially in the form of Exhibit I to the Administrative Agent (an “Extension Request”) not more than 90 days and not less than 45 days prior to each anniversary of this Agreement. The request shall specify (i) the new Termination Date, which shall be one year or two years after the Termination Date then in effect, and (ii) the date (which must be at least 45 days after the Extension Request is delivered to the Administrative Agent) as of which the next Termination Date shall be effective (the “Extension Date”); provided, that in no event shall such new Termination Date cause the scheduled maturity date for the Loans to extend more than five years beyond the applicable Extension Date; provided, further, that the Administrative Agent and Banks agree that the foregoing delivery date requirements in the first two sentences of this Section shall not apply for the Extension Request to the two-year extension of the Termination Date delivered by the Company to the Administrative Agent on August 12, 2013. The failure of the Company to request an extension on any applicable anniversary date shall not prevent the Company from requesting an extension on a future anniversary date under this Section 2.18.

Promptly upon receipt of an Extension Request, the Administrative Agent shall notify each Bank of the contents thereof and shall request each Bank to approve the Extension Request. Each Bank approving the Extension Request shall deliver its written Extension Acceptance in the form of Exhibit J (“Acceptance of Extension”) no later than 15 days after receipt of notice from the Administrative Agent. An extension hereunder shall only be effective if an Acceptance of Extension is received by the Administrative Agent from the Required Banks within the time period set forth above. Failure of a Bank to respond to an Extension Request shall be deemed a denial of such request. If any Bank does not accept such extension, then either (i) on the Termination Date then in effect with respect to such Bank (without giving effect to the Extension Request rejected by such Bank), (a) the Company shall pay to such Bank all amounts then payable to such Bank under this Agreement and the Note on its applicable Termination Date and (b) such Bank’s Commitment shall terminate on the Termination Date applicable to such Bank or (ii) the Company may, with the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed), remove such Bank pursuant to the terms of Section 2.4. In addition, if the Aggregate Revolving Exposure shall exceed the Commitments as of such date, the Company shall prepay the Loans and/or cash collateralize LC Exposure (in such amounts and on terms and conditions reasonably satisfactory to the Administrative Agent and the Issuing Banks) prior to such date so that the Aggregate Revolving Exposure is equal to or less than the aggregate Commitments remaining on such date after giving effect to the applicable terminations or removals. No extension pursuant to this Section 2.18 shall be effective as to any Bank unless, on the applicable Extension Date (a) no Event of Default shall exist and (b) if an executive officer of the Company knows that a Potential Default shall exist or would result upon giving effect to such extension, the Company shall provide written notice thereof to the Administrative Agent and such Bank prior to such Bank agreeing to (or declining) the Extension Request.
2.    Condition of Effectiveness. The effectiveness of this Amendment is subject only to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Banks required to execute and deliver this Amendment in order to give effect hereto, and the Administrative Agent.
3.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Event of Default or Potential Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof; provided, that to the extent such representations and warranties are expressly stated to be made as of an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date.
4.    Reference to and Effect on the Credit Agreement.

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(a)    Upon the effectiveness of this Amendment (a) this Amendment, shall be a Loan document and (b) on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
(b)    Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement.
5.    Costs and Expenses. The Company shall pay on demand all reasonable invoiced costs and out-of-pocket expenses paid or incurred by the Administrative Agent (including the reasonable and invoiced fees, costs and expenses of external counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.
6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
7.    Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CONAGRA FOODS, INC., as the Company
By /s/ Scott C. Schneider
Name: Scott C. Schneider
Title: Vice President, Assistant Treasurer

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank and as a Bank

By:    /s/ Tony Yung
Name:     Tony Yung
Title:    Executive Director

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

BANK OF AMERICA, N.A.

By:    /s/ J. Casey Cosgrove
Name:     J. Casey Cosgrove
Title:    Director

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

WELLS FARGO BANK, N.A.

By:    /s/ Matthew Olson
Name:     Matthew Olson
Title:    Vice President

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

U.S. Bank National Association

By:    /s/ Karen Nelsen
Name:     Karen Nelsen
Title:    Vice President

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

State Street Bank and Trust Company

By:    /s/ Mary H. Carey
Name:     Mary H. Carey
Title:    Vice President

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

COBANK, ACB

By:    /s/ Kyle Weaver
Name:     Kyle Weaver
Title:    Vice President

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

Barclays Bank PLC

By:    /s/ Sreedhar Kona
Name:     Sreedhar Kona
Title:    Vice President

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

BNP Paribas

By:    /s/ Mike Shryock
Name:     Mike Shryock
Title:    Managing Director

By:    /s/ Michael Pearce
Name:     Michael Pearce
Title:    Managing Director

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

THE ROYAL BANK OF SCOTLAND plc

By:    /s/ Timothy J. McNaught
Name:     Timothy J. McNaught
Title:    Managing Director

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

THE BANK OF NOVA SCOTIA

By:    /s/ Laura Gimena
Name:     Laura Gimena
Title:    Director

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:    /s/ Harumi Kambara
Name:     Harumi Kambara
Title:    Authorized Signatory

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2

Mizuho Bank (USA)

By:    /s/ Donna DeMagistris
Name:     Donna DeMagistris
Title:    Senior Vice President

Signature Page to
ConAgra 2011 Revolving Credit Agreement
Amendment No. 2